As filed on January 27, 2000                                  File No. 002-57151


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     X
      Pre-Effective Amendment No. _____                                    ___
      Post-Effective Amendment No.  43                                      X
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             X
      Amendment No.    32                                                   X


                            INVESCO BOND FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                  7800 E. Union Avenue, Denver, Colorado 80237
                    (Address of Principal Executive Offices)
                  P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)
       Registrant's Telephone Number, including Area Code: (303) 930-6300
                               Glen A. Payne, Esq.
                              7800 E. Union Avenue
                             Denver, Colorado 80237
                     (Name and Address of Agent for Service)
                                  ------------
                                   Copies to:
                             Ronald M. Feiman, Esq.
                              Mayer, Brown & Platt
                                  1675 Broadway
                          New York, New York 10019-5820
                                  ------------

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)
 ___  immediately upon filing pursuant to paragraph (b)
  X   on January 31, 2000, pursuant to paragraph (b)
 ___  60 days after filing pursuant to paragraph (a)(1)
      on ______________, pursuant to paragraph (a)(1)
 ___  75 days after filing pursuant to paragraph (a)(2)
      on _______________,  pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS | February 15, 2000
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
--------------------------------------------------------------------------------


INVESCO BOND FUNDS, INC.

INVESCO HIGH YIELD FUND--CLASS C
INVESCO SELECT INCOME FUND--CLASS C
INVESCO TAX-FREE BOND FUND--CLASS C
INVESCO U.S. GOVERNMENT SECURITIES FUND--CLASS C

 FOUR MUTUAL FUNDS SEEKING A HIGH LEVEL OF CURRENT INCOME. CLASS C SHARES ARE SOLD PRIMARILY THROUGH THIRD PARTIES, SUCH AS BROKERS, BANKS, AND FINANCIAL PLANNERS.


TABLE OF CONTENTS

Investment Goals, Strategies And Risks..........3
Fund Performance................................6
Fees And Expenses...............................8
Investment Risks...............................10
Risks Associated With Particular Investments   10
Temporary Defensive Positions..................15
Portfolio Turnover.............................15
Fund Management................................16
Portfolio Managers.............................16
Potential Rewards..............................17
Share Price....................................17
How To Buy Shares..............................18
How To Sell Shares.............................21
Taxes..........................................21
Dividends And Capital Gain Distributions ......22
Financial Highlights...........................24


No dealer, sales person, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.


                             [INVESCO ICON] INVESCO

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing federal crime.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES

[ARROWS ICON]   POTENTIAL INVESTMENT RISKS

[GRAPH ICON]    PAST PERFORMANCE

[INVESCO ICON]  WORKING WITH INVESCO
--------------------------------------------------------------------------------

[KEY ICON]  [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES AND RISKS

FACTORS COMMON TO ALL THE FUNDS

INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser for the Funds. Together with our affiliated companies, we at INVESCO direct all aspects of the management of the Funds.

This Prospectus contains important information about the Funds' Class C shares, which are sold primarily through third parties, such as brokers, banks, and financial planners. Each Fund also offers one or more additional classes of shares directly to the public through separate prospectuses. Those other classes of shares have lower expenses, with resulting positive effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in How To Buy Shares. To obtain additional information about other classes of shares, contact INVESCO Distributors, Inc. ("IDI") at 1-800-328-2234 or your broker, bank, or financial planner who is offering the Class C shares offered in this Prospectus.

FOR MORE DETAILS ABOUT EACH FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Funds attempt to provide you with a high level of current income through investments in debt securities. High Yield, Select Income and U.S. Government Securities Funds also seek capital appreciation. The Funds invest primarily in bonds and other debt securities, as well as in preferred stocks. Often, but not always, when stock markets are up, debt markets are down and vice versa.

Although the Funds are subject to a number of risks that could affect their performance, their principal risk is interest rate risk-- that is, the value of the securities in a portfolio will rise and fall due to changes in interest rates. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities are usually more sensitive to interest rate movements.

The Funds are subject to other principal risks such as credit, debt securities, foreign securities, duration, liquidity, counterparty and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Risks Associated With Particular Investments." An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any other mutual fund, there is always a risk that you can lose money on your investment in a Fund.

[KEY ICON]  INVESCO HIGH YIELD FUND -- CLASS C

The Fund invests primarily in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly known as "junk bonds," and preferred stocks with medium to lower credit ratings. These investments generally offer higher rates of return, but are riskier than investments in securities of issuers with higher credit ratings.

The rest of the Fund's assets are invested in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank CDs, corporate short-term notes and municipal obligations. Normally, at least 65% of the Fund's total assets will be invested in debt securities maturing at least three years after they are issued. There are no limitations on the maturities of the securities held by the Fund, and the Fund's average maturity will vary as INVESCO responds to changes in interest rates.

[KEY ICON]  INVESCO SELECT INCOME FUND -- CLASS C

The Fund invests primarily in bonds and marketable debt securities of established companies. Normally, at least 50% of the Fund's assets are invested in investment grade securities. While an investment grade rating does not guarantee that a security will be profitable, such securities generally carry less risk than securities that are not investment grade. No more than 50% of the Fund's assets may consist of corporate bonds rated below investment grade ("junk bonds").

The rest of the Fund's assets are invested in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank CDs, and municipal obligations. Normally, the Fund's total assets will be invested primarily in debt securities maturing at least three years after they are issued. There are no limitations on the maturities of the securities held by the Fund, and the Fund's average maturity will vary as INVESCO responds to changes in interest rates.

[KEY ICON]  INVESCO TAX-FREE BOND FUND -- CLASS C

The Fund invests primarily in municipal securities issued by state, county, and city governments, including industrial development obligations and private activity bonds which generally are not guaranteed by the governmental entity that issues them. The interest on these securities is generally exempt from federal income tax, although the interest may be included in your income if you are subject to the federal alternative minimum tax. The interest on these securities may be subject to state and/or local income taxes. Portions of capital gains distributions made by the Fund may be taxable. These securities include municipal notes, short-term municipal bonds, and variable rate debt obligations. Municipal obligations may be purchased or sold on a delayed delivery or a when-issued basis with settlement taking place in the future. The Fund may purchase securities together with the right to resell them to the seller at an agreed-upon price or yield within a specific time period prior to the maturity date of the securities. This is commonly known as a "demand feature" or a "put."

The rest of the Fund's  investment  portfolio may be invested in short-term taxable instruments. These may include corporate debt securities, bank obligations, commercial paper, U.S. government debt, and repurchase agreements. The circumstances under which the Fund will invest in taxable securities include but are not limited to: (a) pending investment of proceeds of sales of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) maintaining liquidity to meet the need for anticipated redemptions. We seek to manage the Fund so that substantially all of the income produced is exempt from federal income tax when paid to you, although we cannot guarantee this result.

[KEY ICON]  INVESCO U.S. GOVERNMENT SECURITIES FUND -- CLASS C

The Fund invests primarily in debt securities issued or guaranteed by the U.S. government or its agencies. Direct U.S. government obligations include Treasury bonds, bills and notes, and are backed by the full faith and credit of the U.S. Treasury. Federal agency securities are direct obligations of the issuing agency, such as GNMA, FNMA and FHLMC, and may or may not be guaranteed by the U.S. government. Treasury bills, notes, bonds and some agency securities are exempt from state income tax.

In addition to U.S. government debt, the Fund may invest in bank CDs and municipal obligations. Normally, the Fund invests primarily in debt securities maturing at least three years after they are issued. There are no limitations on the maturities of the securities held by the Fund, and the Fund's average maturity will vary as INVESCO responds to changes in interest rates.

[GRAPH ICON]  FUND PERFORMANCE

Since the Funds' Class C shares are not offered until February 15, 2000, the bar charts below show the Funds' Investor Class shares' actual yearly performance for the years ended December 31 (commonly known as their "total return") over the past decade. Investor Class shares of the Funds are not offered in this Prospectus. INVESTOR CLASS AND CLASS C RETURNS WOULD BE SIMILAR BECAUSE BOTH CLASSES OF SHARES INVEST IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS OF THE CLASSES WOULD DIFFER, HOWEVER, TO THE EXTENT OF DIFFEREING LEVELS OF EXPENSES. IN THIS REGARD, THE BAR CHARTS DO NOT REFLECT CONTINGENT DEFERRED SALES CHARGES OR ASSET BASED SALES CHARGES IN EXCESS OF 0.25% OF NET ASSETS; IF THEY DID, THE TOTAL RETURNS SHOWN WOULD BE LOWER. The table below shows average annual total returns for various periods ended December 31 for each Fund's Investor Class shares compared to the Merrill Lynch High Yield Master, Lehman Government/Corporate Bond, Lehman Municipal Bond and Lehman Government Long Bond Indexes. The information in the charts and table illustrates the variability of each Fund's Investor Class shares' total return and how its performance compared to a broad measure of market performance. Remember, past performance does not indicate how a Fund will perform in the future.

The four charts below contain the following plot points:

--------------------------------------------------------------------------------------------------
                                        HIGH YIELD FUND - INVESTOR CLASS
                                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
--------------------------------------------------------------------------------------------------
 '90       '91      '92       '93       '94       '95        '96       '97       '98       '99
(4.57%)    23.51%   14.53%    15.81%   (4.98%)    17.90%     14.08%    17.10%    0.15%     9.30%
--------------------------------------------------------------------------------------------------
Best Calendar Qtr.   3/91     7.85%
Worst Calendar Qtr.  9/98    (7.12%)
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                       SELECT INCOME FUND - INVESTOR CLASS
                                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
--------------------------------------------------------------------------------------------------
 '90       '91      '92       '93       '94       '95        '96       '97       '98       '99

 4.86%     18.57%   10.38%    11.43%    (1.20%)   20.61%     4.87%     11.72%    7.13%     (1.37%)
--------------------------------------------------------------------------------------------------
Best Calendar Qtr.   6/95     6.75%
Worst Calendar Qtr.  3/94    (2.01%)
--------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                       TAX-FREE BOND FUND - INVESTOR CLASS
                                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
-------------------------------------------------------------------------------------------------
 '90       '91      '92       '93       '94       '95        '96       '97       '98       '99
 7.10%     12.53%   8.77%     12.11%   (5.52%)    15.64%     2.63%     8.67%     4.72%    (3.36%)
-------------------------------------------------------------------------------------------------
Best Calendar Qtr.   12/95    5.65%
Worst Calendar Qtr.   3/94   (5.76%)
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT SECURITIES FUND - INVESTOR CLASS
                                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
-------------------------------------------------------------------------------------------------
 '90       '91      '92       '93       '94       '95        '96       '97       '98       '99

 7.23%     15.56%   5.68%     10.28%   (7.20%)    22.13%     0.47%     12.26%    10.11%   (5.97%)
-------------------------------------------------------------------------------------------------
Best Calendar Qtr.   6/95    7.68%
Worst Calendar Qtr.  3/94   (4.53%)
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURN(1)
                                                      AS OF 12/31/99
--------------------------------------------------------------------------------
                                                 1 YEAR     5 YEARS     10 YEARS
High Yield Fund--Investor Class                   9.30%      11.51%        9.86%
Select Income Fund--Investor Class              (1.37%)       8.35%        8.48%
Tax-Free Bond Fund--Investor Class              (3.36%)       5.42%        6.10%
U.S. Government Securities Fund -
  Investor Class                                (5.97%)       7.36%        6.69%
Merrill Lynch High Yield Master Index(3)          1.57%       9.61%       10.79%
Lehman Government/Corporate Bond Index(3)       (2.15%)       7.61%        7.65%
Lehman Municipal Bond Index(3)                  (2.06%)       6.91%        6.89%
Lehman Government Long Bond Index(3)            (8.73%)       9.12%        8.62%

(1) Total return figures include reinvested dividends and capital gain distributions, and include the effect of each Fund's expenses.
(2) The total returns are for the Investor Class of shares that are not offered in this Prospectus. Total returns of Class C shares will differ only to the extent that the classes do not have the same expenses.
(3) The Merrill Lynch High Yield Master Index, Lehman Government/Corporate Bond Index, Lehman Municipal Bond Index and Lehman Government Long Bond Index are unmanaged Indexes indicative of the high yield bond, broad domestic fixed-income, municipal government bond and longer-term government bond markets. Please keep in mind that the Indexes do not pay brokerage, management, administrative or distribution expenses, all of which are paid by the Funds and are reflected in their annual returns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

CLASS C SHARES
     Maximum Sales Charge (Load) Imposed on Purchases
          (as a percentage of offering price)                     None
     Maximum Deferred Sales Charge (Load)                         1.00%*
     Maximum Sales Charge (Load) Imposed on Reinvested
          Dividends and Other Distributions                       None
     Redemption Fee (as a percentage of amount redeemed)          None
     Exchange Fee                                                 None

* A 1% contingent deferred sales charge is charged on redemptions or exchanges of shares held thirteen months or less, other than shares acquired through reinvestment of dividends and other distributions.


ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

HIGH YIELD FUND--CLASS C
     Management Fees                                              0.40%
     Distribution and Service (12b-1)(Fees(1)                     1.00%
     Other Expenses(2)                                            0.36%
                                                                  -----
     Total Annual Fund Operating Expenses(2)                      1.76%
                                                                  =====
SELECT INCOME FUND--CLASS C
     Class C Management Fees                                      0.50%
     Distribution and Service (12b-1)Fees(1)                      1.00%
     Other Expenses (2)                                           0.43%
                                                                  -----
     Total Annual Fund Operating Expenses(2)                      1.93%
                                                                  =====
TAX-FREE BOND FUND--CLASS C
     Class C Management Fees                                      0.55%
     Distribution and Service (12b-1)Fees(1)                      1.00%
     Other  Expenses(2)                                           0.28%
                                                                  -----
     Total Annual Fund Operating Expenses(2)                      1.83%
                                                                  =====
U.S. GOVERNMENT SECURITIES FUND--CLASS C
     Management Fee                                               0.55%
     Distribution and Services (12b-1)Fees(1)                     1.00%
     Other Expenses(2)                                            0.81%
                                                                  -----
     Total Annual Fund Operating Expenses(2)                      2.36%
                                                                  =====

(1) Because the Funds' Class C shares pay 12b-1 distribution and service fees which are based upon each Fund's assets, if you own shares of a Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(2) Based on estimated expenses for the current fiscal year, which may be more or less than actual expenses. Actual expenses are not provided because the Funds' Class C shares are not offered until February 15, 2000. Certain expenses of the Funds will be absorbed by INVESCO in order to ensure that expenses for High Yield Fund--Class C, Select Income Fund--Class C,
    Tax-Free Bond Fund--Class C and U.S. Government Securities Fund--Class C shares will not exceed 2.00%, 1.80%, 1.65% and 1.75%, respectively, of each Fund's average net assets attributable to Class C shares pursuant to an agreement between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, Select Income Fund--Class C shares' Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ending August 31, 2000 are estimated to be 0.30% and 1.80%, respectively, of the Fund's average net assets attributable to Class C shares; Tax-Free Bond Fund--Class C shares' Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ending August 31, 2000 are estimated to be 0.10% and 1.65%, respectively, of the Fund's average net assets attributable to Class C shares; and U.S. Government Securities Fund--Class C shares' Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ending August 31, 2000 are estimated to be 0.20% and 1.75%, respectively, of the Fund's average net assets attributable to Class C shares.


EXAMPLES

These Examples are intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds.

The Examples assume that you invested $10,000 in Class C shares of a Fund for the time periods indicated. The first Example assumes that you redeem all of your shares at the end of those periods. The second Example assumes that you keep your shares. Both Examples also assume that your investment had a hypothetical 5% return each year and that a Fund's Class C shares' operating expenses remained the same. Although the actual costs and performance of a Fund's Class C shares may be higher or lower, based on these assumptions your costs would have been:

IF SHARES ARE REDEEMED                          1 year    3 years   5 years   10 years
High Yield Fund--Class C                        $279      $554      $954      $2,073
Select Income Fund--Class C                     $296      $606      $1,042    $2,254
Tax-FreeBond Fund--Class C                      $286      $576      $990      $2,148
U.S. Government Securities Fund--Class C        $339      $736      $1,260    $2,696

IF SHARES ARE NOT REDEEMED                      1 year    3 years   5 years   10 years

High Yield Fund--Class C                        $179      $554      $954      $2,073
Select Income Fund--Class C                     $196      $606      $1,042    $2,254
Tax-FreeBond Fund--Class C                      $186      $576      $990      $2,148
U.S. Government Securities Fund-Class C         $239      $736      $1,260    $2,696

[ARROWS ICON]  INVESTMENT RISKS

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

NOT INSURED. Mutual funds are not insured by the FDIC or any other agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE  LOSS  OF   INVESTMENT.   A  mutual  fund  cannot   guarantee  its
performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes in the debt markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

[ARROWS ICON]  RISKS ASSOCIATED WITH PARTICULAR INVESTMENTS

You should consider the special factors associated with the policies discussed below in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

INTEREST RATE RISK

Changes in interest rates will affect the resale value of debt securities held in a Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

CREDIT RISK

The Funds invest in debt instruments, such as notes, bonds and commercial paper. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

DEBT SECURITIES RISKS

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including interest rate risk. An increase in interest rates tends to reduce the market values of debt securities in which a Fund invests. A decline in interest rates tends to increase the market values of debt securities in which a Fund invests.

Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P.

Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Junk bonds are perceived by independent rating agencies as having a greater risk that their issuers will not be able to pay the interest and principal as they become due over the life of the bond. In addition to the loss of interest payments, the market value of a defaulted bond would likely drop, and a Fund would be forced to sell it at a loss. Debt securities rated lower than B by either S&P or Moody's are usually considered to be highly speculative.

In addition to poor individual company performance in the marketplace or in its internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely affect issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, INVESCO attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks. High Yield and Select Income Funds may invest up to 25% of their assets in foreign debt securities, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee bonds). Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation. Tax-Free Bond and U.S. Government Securities Funds may not invest in foreign securities.

CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund's investment in a security valued in the foreign currency, or based on that currency value.

POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

REGULATORY RISK. Government regulations may affect the value of a security.
In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

EUROPEAN ECONOMIC AND MONETARY UNION. Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU") which as of January 1, 1999, adopted the euro as a common currency. The national currencies will be sub-currencies of the euro until July 1, 2002, at which time these currencies will disappear entirely. Other European countries may adopt the euro in the future.

The introduction of the euro presents some uncertainties and possible risks, which could adversely affect the value of securities held by the Funds.

EMU countries, as a single market, may affect future investment decisions of the Funds. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries--present and future--may affect the fiscal and monetary levels of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

DURATION RISK

Duration is a measure of a debt security's sensitivity to interest rate changes. Duration is usually expressed in terms of years, with longer durations usually more sensitive to interest rate movements.

LIQUIDITY RISK

A Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

               --------------------------------------------------

The Funds generally invest in debt securities. However, in an effort to diversify their holdings and provide some protection against the risk of other investments, the Funds also may invest in other types of securities and other financial instruments, as indicated in the chart below. These investments, which at any given time may constitute a significant portion of a Fund's portfolio, have their own risks.


--------------------------------------------------------------------------------
INVESTMENT                         RISKS                  APPLIES TO THESE FUNDS
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY
RECEIPTS (ADRS)
 These are securities issued       Market,                High Yield
 by U.S. banks that represent      Information,           Select Income
 shares of foreign                 Political,
 corporations held by those        Regulatory,
 banks.  Although traded in        Diplomatic,
 U.S. securities  markets          Liquidity and
 and valued in U.S. dollars,       Currency Risks
 ADRs carry most of the
 risks of investing
 directly in foreign
 securities.
--------------------------------------------------------------------------------

EUROBONDS AND YANKEE
BONDS
 Bonds issued by Political,        Market,                High Yield
 foreign branches of U.S.          Information,           Select Income
 banks ("Eurobonds") and           Currency,
 bonds issued by a U.S.            Political,
 branch of a foreign bank          Diplomatic,
 and sold in the United            Regulatory,
 States ("Yankee bonds").          Liquidity,
 These bonds are bought and        Credit, Interest
 sold in U.S. dollars, but         Rate and Duration
 generally carry with them         Risks
 the same risks as investing
 in foreign securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT                         RISKS                  APPLIES TO THESE FUNDS
--------------------------------------------------------------------------------
JUNK BONDS
 Debt securities that are          Market, Credit         High Yield
 rated BB or lower by S&P or       Interest Rate and      Select Income
 Ba or lower Risks by Moody's.     Duration Risks         Tax-Free Bond
 Tend to pay higher interest
 rates than higher-rated debt
 securities, but carry a
 higher credit risk.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When  securities   markets  or  economic   conditions  are  unfavorable  or
unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid, such as high quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of any Fund. We have the right to invest up to 100% of a Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROWS ICON]  PORTFOLIO TURNOVER

We actively manage and trade the Funds' portfolios. Therefore, the Funds may have a higher portfolio turnover rate compared to many other mutual funds. The Funds with higher than average portfolio turnover rates for the year ended August 31, 1999 are:

INVESCO High Yield Fund                                154%
INVESCO Select Income Fund                             135%
INVESCO U.S. Government Securities Fund                114%

A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Fund's shareholders.

[INVESCO ICON]  FUND MANAGEMENT

INVESTMENT ADVISER

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $291 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESCO, located at 7800 East Union Avenue, Denver, Colorado, is the investment adviser of the Funds. INVESCO was founded in 1932 and manages over $31 billion for more than 960,748 shareholders of 45 INVESCO mutual funds. INVESCO performs a wide variety of other services for the Funds, including administrative and transfer agency functions (the processing of purchases, sales and exchanges of Fund shares).

A wholly owned subsidiary of INVESCO, IDI is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO and IDI are subsidiaries of AMVESCAP PLC.

The following table shows the fees the Funds paid to INVESCO for its advisory services in the fiscal year ended August 31, 1999:

--------------------------------------------------------------------------------
                                                 ADVISORY FEE AS A PERCENTAGE OF
                                                 AVERAGE ANNUAL NET ASSETS UNDER
         FUND                                              MANAGEMENT
--------------------------------------------------------------------------------
INVESCO High Yield Fund                                       0.40%
INVESCO Select Income Fund                                    0.50%
INVESCO Tax-Free Bond Fund                                    0.55%(a)
INVESCO U.S. Government Securities Fund                       0.55%
--------------------------------------------------------------------------------

(a) Annualized, for the period of July 1, 1999 to August 31, 1999, the Fund's current fiscal year end.

Since the Funds' Class C shares are not offered until February 15, 2000, Class C shares paid no fees to INVESCO for its advisory services in the year ended August 31, 1999.


[INVESCO ICON]  PORTFOLIO MANAGERS

The following individuals are primarily responsible for the day-to-day management of their respective Fund's or Funds' portfolio holdings:

FUND                                 PORTFOLIO MANAGER(S)
High Yield                           Donovan J. (Jerry) Paul
Select Income                        Donovan J. (Jerry) Paul
Tax-Free Bond                        Donovan J. (Jerry) Paul
U.S. Government Securities           Richard R. Hinderlie

DONOVAN J. (JERRY) PAUL, a senior vice president of INVESCO, is the portfolio manager of High Yield, Select Income Funds and Tax-Free Bond. Jerry manages several other INVESCO fixed-income funds. Before joining INVESCO in 1994, he was a senior vice president with Stein, Roe & Farnham, Inc. and president of Quixote Investment Management. Jerry is a Chartered Financial Analyst and a Certified Public Accountant. He received his M.B.A. from the University of Northern Iowa and his B.B.A. from the University of Iowa.

RICHARD R. HINDERLIE, a vice president of INVESCO, is the portfolio manager of U.S. Government Securities Fund. Dick has been a portfolio manager with INVESCO since 1993. He received his M.B.A. from Arizona State University and his B.A. in Economics from Pacific Lutheran University.

Dick Hinderlie is a member of the INVESCO Fixed-Income Team, which is led by Jerry Paul.


[INVESCO ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUNDS FOR SHORT-TERM TRADING PURPOSES.

The Funds offer shareholders the opportunity for current income. Like most mutual funds, each Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. Each Fund seeks to minimize risk by investing in debt securities of a variety of issuers.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Funds are most suitable for investors who:
o are primarily seeking higher current income; and, for High Yield, Select Income and U.S. Government Securities Funds, a secondary opportunity for capital growth.
o understand that shares of a Fund can, and likely will, have daily price fluctuations.
o are investing in tax-deferred retirement accounts, such as Traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer- sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Funds if you are:
o primarily seeking high rates of capital appreciation or total return.

o unwilling to accept potential daily changes in the price of Fund shares.
o speculating on short-term fluctuations in the securities markets.

[INVESCO ICON] SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
-----------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV).

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in each Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.

NAV is calculated by adding together the current market price of all of a Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares.

All purchases, sales and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you to purchase, redeem or exchange shares of a Fund. Your instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO hears from you after that time, your instructions will be processed at the NAV calculated at the end of the next day that the NYSE is open. Foreign securities exchanges, which set the prices for foreign securities held by the Funds, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Funds would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by a Fund on that day.

[INVESCO ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY, 4:00 P.M. EASTERN TIME.

The Funds offer multiple classes of shares. Each class represents an identical interest in a Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to that class, if any, (iii)
the eligibility requirements that apply to purchases of a particular class, and
(iv) any services you may receive in making your investment determination. Your
investment   representative  can  help  you  decide.   Contact  your  investment
representative for several convenient ways to invest in the Funds. Class C shares are available only through your investment representative.

There is no charge to invest directly through INVESCO. However, with respect to Class C shares, upon redemption or exchange of Class C shares held thirteen months or less (other than Class C shares acquired through reinvestment of dividends or other distributions, or Class C shares exchanged for Class C shares of another INVESCO Fund), a contingent deferred sales charge of 1% of the current net asset value of the Class C shares will be assessed. If you invest in a Fund through a securities broker, you may be charged a commission or transaction fee for either purchases or sales of Fund shares. For all new accounts, please send a completed application form, and specify the fund or funds you wish to purchase.

INVESCO reserves the right to increase, reduce or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans, including IRAs.

MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.)

EXCHANGE POLICY. You may exchange your Class C shares in any of the Funds for Class C shares in another INVESCO mutual fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o You may make up to four exchanges out of each Fund per 12-month period, but you may be subject to the contingent deferred sales charge, described below.
o Each Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund and its shareholders. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least 60 days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to a Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

CONTINGENT DEFERRED SALES CHARGE (CDSC). If you redeem or exchange Class C shares of any Fund after holding them thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions), a CDSC of 1% of the current net asset value of the shares being redeemed or exchanged will be assessed. The fee applies to redemptions from a Fund and exchanges (other than exchanges into Class C shares) into any of the other mutual funds which are also advised by INVESCO and distributed by IDI. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than thirteen months, the CDSC will be assessed on the current net asset value of those shares.

The CDSC for Class C shares generally will be waived:
o to pay account fees;
o for IRA distributions due to death, disability, or periodic distributions based on life expectancy;
o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or
o for redemptions following the death of a shareholder or beneficial owner.

DISTRIBUTION EXPENSES. We have adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for the Funds' Class C shares. The 12b-1 fees paid by each Fund's Class C shares are used to pay distribution fees to IDI for the sale and distribution of the Fund's shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds' Class C shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

HOUSEHOLDING. To save money for the Funds, INVESCO will send only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing INVESCO. You may also request that householding be eliminated from all your required mailings.

[INVESCO ICON]  HOW TO SELL SHARES

Contact your investment representative for convenient ways to sell your Fund shares. Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell in proper form is received by INVESCO. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times - particularly in periods of severe economic or market disruption - when you may experience delays in redeeming shares by phone.

INVESCO usually mails you the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; which can take up to 15 days.

If you participate in EasiVest, the Funds' automatic monthly investment program, and sell all of the shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Funds' expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), each Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given 60 days to increase the value of your account to $250 or more.

[GRAPH ICON]  TAXES

Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Funds.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Each Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of each Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that none of the Funds will pay any federal income or excise taxes. Instead, each Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by a Fund in your taxable income for federal, state and local income tax purposes. You also may realize capital gains or losses when you sell shares of a Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Funds are required by law to withhold 31% of your distributions and any money that you receive from the sale of shares of the Fund as a backup withholding tax.

We will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Funds earn ordinary or investment income from dividends and interest on their investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly at the discretion of the Company's board of directors.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT ACCOUNTS).

A Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. A Fund's NAV will drop by the amount of the distribution on the day the distribution is declared. If you buy shares of a Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Most shareholders want to avoid this. And, if you sell your shares at a loss for tax purposes and purchase a substantially identical investment within 30 days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends   and  capital   gain   distributions   paid  by  each  Fund  are
automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, may be subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of Investor Class shares of each Fund for the past five years. Certain information reflects financial results for a single Investor Class share. Since Class C shares are new, financial information is not available for this class as of the date of this Prospectus. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in an Investor Class share of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Bond Funds, Inc.'s 1999 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus.


                                                  YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------
HIGH YIELD FUND--                         1999    1998     1997     1996     1995
INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period     $6.76   $7.45    $6.84    $6.73    $6.73
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                     0.60    0.64     0.62     0.63     0.66
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)        (0.19)  (0.29)     0.64     0.11     0.03
----------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS          0.41    0.35     1.26     0.74     0.69
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income(a)   0.60    0.64     0.62     0.63     0.66
Distributions from Capital Gains          0.00    0.40     0.03     0.00     0.00
In Excess of Capital Gains                0.17    0.00     0.00     0.00     0.03
----------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.77    1.04     0.65     0.63     0.69
----------------------------------------------------------------------------------
Net Asset Value--End of Period           $6.40   $6.76    $7.45    $6.84    $6.73
==================================================================================

TOTAL RETURN                             6.53%   4.44%   19.27%   11.38%   11.12%

RATIOS
Net Assets--End of Period            $793,337 $641,394 $470,965 $375,201 $288,959
  ($000 Omitted)
Ratio of Expenses to                  0.99%(c) 0.86%(c) 1.00%(c) 0.99%(c)   1.00%
  Average Net Assets(b)
Ratio of Net Investment Income to        9.13%   8.72%    8.71%    9.13%   10.01%
  Average Net Assets(b)
Portfolio Turnover Rate                   154%    282%     129%     266%     201%

(a) Distributions in excess of net investment income for the year ended August 31, 1996, aggregated less than $0.01 on a per share basis.
(b) Various expenses of the Fund were voluntarily absorbed by INVESCO for the years ended August 31, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.99% and 1.07%, respectively, and ratio of net investment income to average net assets would have been 9.13% and 9.94%, respectively.
(c) Ratio is based on Total Expenses of the Fund, less expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements.

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------
SELECT INCOME FUND--
INVESTOR CLASS                           1999     1998     1997      1996     1995
PER SHARE DATA
Net Asset Value--Beginning of Period    $6.68    $6.66    $6.35     $6.54    $6.18
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                    0.43     0.43     0.45      0.47     0.47
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)        (0.41)    0.19     0.34    (0.17)     0.36
----------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS         0.02     0.62     0.79     0.30      0.83
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income     0.43     0.43     0.45     0.46      0.47
In Excess of Net Investment Income(a)    0.00     0.00     0.00     0.01      0.00
Distributions from Capital Gains         0.02     0.17     0.03     0.02      0.00
In Excess of Capital Gains               0.10     0.00     0.00     0.00      0.00
----------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                      0.55     0.60     0.48     0.49      0.47
----------------------------------------------------------------------------------
Net Asset Value--End of Period          $6.15    $6.68    $6.66    $6.35     $6.54
==================================================================================

TOTAL RETURN                            0.15%    9.58%   12.89%    4.78%    14.01%

RATIOS
Net Assets--End of Period            $549,438 $502,624 $287,618 $258,093  $216,597
  ($000 Omitted)
Ratio of Expenses to Average         1.06%(c) 1.06%(c) 1.03%(c) 1.01%(c)     1.00%
  Net Assets(b)
Ratio of Net Investment Income
  to Average Net                        6.56%    6.36%    6.98%    7.14%     7.38%
Portfolio Turnover Rate                  135%     140%     263%     210%      181%

      .
(a) Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.
(b) Various expenses of the Fund were voluntarily absorbed by INVESCO for the years ended August 31, 1999, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.16%, 1.10%, 1.21%, 1.16% and 1.22%, respectively, and ratio of net investment income to average net assets would have been 6.46%, 6.32%, 6.80%, 6.99% and 7.16%, respectively.
(c) Ratio is based on Total Expenses of the Fund, less expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements.

FINANCIAL HIGHLIGHTS (CONTINUED)

                                     PERIOD ENDED
                                        AUGUST 31               YEAR ENDED JUNE 30
----------------------------------------------------------------------------------------------
TAX-FREE BOND FUND--
INVESTOR CLASS                            1999(a)    1999     1998     1997     1996      1995
PER SHARE DATA
Net Asset Value--Beginning of Period       $14.71  $15.57   $15.34   $15.20   $15.07    $15.29
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                        0.10    0.62     0.63     0.66     0.73      0.80
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)           (0.18)  (0.40)     0.40     0.38     0.32      0.09
----------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           (0.08)    0.22     1.03     1.04     1.05      0.89
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income        0.10     0.62     0.63     0.66     0.73      0.80
In Excess of Net Investment                 0.00     0.01     0.00     0.01     0.00      0.00
  Income
Distributions from Capital Gains            0.00     0.46     0.17     0.23     0.19      0.31
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         0.10     1.08     0.80     0.90     0.92     1.11
----------------------------------------------------------------------------------------------
Net Asset Value--End of Period            $14.53   $14.71   $15.57   $15.34   $15.20   $15.07
==============================================================================================

TOTAL RETURN                          (0.53%)(b)    1.30%    6.87%    7.05%    7.01%    6.16%

RATIOS
Net Assets--End of Period               $191,836 $201,791 $211,471 $220,410 $250,890 $254,584
  ($000 Omitted)
Ratio of Expenses to                 0.90%(d(e)  0.91%(d) 0.91%(d) 0.90%(d) 0.91%(d)    0.92%
  Average Net Assets(c)
Ratio of Net Investment Income to
  Average Net Assets(c)                 4.08%(e)    4.03%    4.06%    4.36%    4.76%    5.31%
Portfolio Turnover Rate                    3%(b)      66%     173%     123%     146%      99%

(a) From July 1, 1999 to August 31, 1999, the Fund's new fiscal year end.
(b) Based on operations for the period shown and, accordingly, are not representative of a full year.
(c) Various expenses of the Fund were voluntarily absorbed by INVESCO for the period ended August 31, 1999 and for the years ended June 30, 1999, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.14% (annualized), 1.06%, 1.04%, 1.05%, 1.04%, and 1.05%, respectively, and ratio of net investment income to average net assets would have been 3.84% (annualized), 3.88%, 3.93%, 4.21%, 4.63% and 5.18%, respectively.
(d) Ratio is based on Total Expenses of the Fund, less expenses absorbed by INVESCO, which is before any expense offset arrangements.
(e) Annualized.

                                                 YEAR ENDED AUGUST 31
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES
  FUND--INVESTOR CLASS                    1999   1998    1997      1996   1995
PER SHARE DATA
Net Asset Value--Beginning of Period     $7.99  $7.49   $7.15     $7.49  $7.10
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                     0.35   0.40    0.43      0.44   0.45
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)        (0.58)   0.67    0.34    (0.34)   0.39
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS        (0.23)   1.07    0.77      0.10   0.84
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income     0.35    0.40    0.43      0.43   0.45
In Excess of Net Investment Income(a)    0.00    0.00    0.00      0.01   0.00
Distributions from Capital Gains         0.56    0.17    0.00      0.00   0.00
In Excess of Capital Gains               0.04    0.00    0.00      0.00   0.00
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                      0.95    0.57    0.43      0.44   0.45
--------------------------------------------------------------------------------
Net Asset Value--End of Period          $6.81   $7.99    $7.49    $7.15  $7.49
================================================================================

TOTAL RETURN                          (3.40%)  14.75%   11.01%    1.31%  12.37%

RATIOS
Net Assets--End of Period            $79,899  $79,485  $51,581  $54,614 $38,087
  ($000 Omitted)
Ratio of Expenses to                1.01%(c) 1.01%(c) 1.01%(c) 1.02%(c)   1.00%
  Average Net Assets(b)
Ratio of Net Investment Income to
  Average Net Assets(b)                4.80%    5.22%    5.78%    5.76%   6.24%
Portfolio Turnover Rate                 114%     323%     139%     212%     99%

(a) Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.
(b) Various expenses of the Fund were voluntarily absorbed by INVESCO for the years ended August 31, 1999, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.60%, 1.41%, 1.32%, 1.48% and 1.51%, respectively, and ratio of net investment income to average net assets would have been 4.21%, 4.82%, 5.47%, 5.30% and 5.73%, respectively.
(c) Ratio is based on Total Expenses of the Fund, less expenses absorbed by INVESCO, which is before any expense offset arrangements.

FEBRUARY 15, 2000

   INVESCO BOND FUNDS, INC.
   INVESCO HIGH YIELD FUND--CLASS C
   INVESCO SELECT INCOME FUND--CLASS C
   INVESCO TAX-FREE BOND FUND--CLASS C
   INVESCO U.S. GOVERNMENT SECURITIES FUND--CLASS C

You may obtain additional information about the Funds from several sources:

FINANCIAL   REPORTS.   Although  this   Prospectus   describes  the  Funds'
anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds' actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as market and general economic trends affecting each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated February 15, 2000 is a supplement to this Prospectus and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus of the Funds may be accessed through the INVESCO Web site at www.invesco.com. In addition, the Prospectus, SAI, annual report and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report or semiannual report, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-328-2234. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C., 20549-0102. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 1-202-942-8090. The SEC file numbers for the Funds are 811-2674 and 002-57151.











811-2674

                       STATEMENT OF ADDITIONAL INFORMATION

                            INVESCO BOND FUNDS, INC.

              INVESCO High Yield Fund - Investor Class and Class C
            INVESCO Select Income Fund - Investor Class and Class C INVESCO Tax-Free Bond Fund - Investor Class and Class C
      INVESCO U.S. Government Securities Fund - Investor Class and Class C




Address:                                  Mailing Address:

7800 E. Union Ave., Denver, CO 80237      P.O. Box 173706, Denver, CO 80217-3706

                                   Telephone:

                       In continental U.S., 1-800-525-8085


                                February 15, 2000

--------------------------------------------------------------------------------
A Prospectus for the Investor Class shares of INVESCO High Yield, INVESCO Select Income, INVESCO Tax-Free Bond (formerly INVESCO Tax-Free Long-Term Bond Fund), and INVESCO U.S. Government Securities Funds dated October 31, 1999 and a Prospectus for the Class C shares of INVESCO High Yield, INVESCO Select Income, INVESCO Tax-Free Bond and INVESCO U.S. Government Securities Funds dated February 15, 2000, provide the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectuses, in other words, this SAI is legally part of the Funds' Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses.

You may obtain, without charge, the current Prospectuses, SAI and annual and semiannual reports of the Funds by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, CO 80217-3706 , or by calling 1-800-525-8085. The
Prospectuses of the Investor Class and Class C shares of the Funds are also available through the INVESCO Web site at www.invesco.com.

TABLE OF CONTENTS


The Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

Investments, Policies and Risks  . . . . . . . . . . . . . . . . . . . . . ..31

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .50

Management of the Funds  . . . . . . . . . . . . . . . . . . . . . . . . . ..54

Other Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . . .78

Brokerage Allocation and Other Practices . . . . . . . . . . . . . . . . . ..79

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .82

Tax Consequences of Owning Shares of a Fund . . . . . . . . . . . . . . . . .83

Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..85

Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . .88

Appendix A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .89

THE COMPANY

The Company was incorporated under the laws of Colorado on August 20, 1976 and was reorganized as a Maryland corporation on April 2, 1993. On October 29, 1998, the name of the Company was changed to INVESCO Bond Funds, Inc. On August 16, 1999, the Company assumed all of the assets and liabilities of INVESCO Tax-Free Bond Fund (formerly, INVESCO Tax-Free Long-Term Bond Fund), a series of INVESCO Tax-Free Income Funds, Inc.

The Company is an open-end, diversified, management investment company currently consisting of four portfolios of investments: INVESCO High Yield Fund
- Investor Class and Class C, INVESCO Select Income Fund - Investor Class and Class C, INVESCO Tax-Free Bond Fund - Investor Class and Class C and INVESCO U.S. Government Securities Fund - Investor Class and Class C (each a "Fund" and collectively the "Funds"). Additional funds may be offered in the future.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds. The Funds do not charge sales fees to purchase their shares. However, the Investor Class shares of each Fund pay a 12b-1 distribution fee which is computed and paid monthly at an annual rate of 0.25% of average net assets attributable to Investor Class shares. The Class C shares of each Fund pay a 12b-1 distribution/ service fee which is computed and paid monthly at an aggregate annual rate of 1.00% of average net assets attributable to Class C shares.

INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRS (HIGH YIELD AND SELECT INCOME FUNDS ONLY) -- American Depository Receipts, or ADRs, are securities issued by American banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities.

AMT BONDS (TAX-FREE BOND FUND ONLY) -- These are "private activity bonds" issued after August 7, 1986; the proceeds are directed in full or in part to private, for-profit organizations. The income from AMT Bonds is exempt from federal income tax, but may be subject to the alternative minimum tax - a special tax that applies to taxpayers who have certain adjustments to income or tax preference items.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS
-- The Funds may maintain time deposits in and invest in U.S. dollar denominated CDs issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of directors. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. INVESCO Funds Group, Inc. ("INVESCO"), the Funds' investment adviser, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

DEBT  SECURITIES  --  Debt  securities   include  bonds,  notes  and  other
securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. High Yield invests primarily in lower-rated securities commonly known as junk bonds, Select Income may invest up to 50% of its portfolio and Tax-Free Bond Fund may invest up to 10% of its portfolio in such securities. Although Tax-Free Bond Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's at the time of purchase, the Fund's investments are generally concentrated in debt securities rated BBB or higher by S&P or Baa or higher by Moody's. U.S. Government Securities Fund may invest only in investment grade debt securities, which are those rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, are judged by INVESCO to be of equivalent quality. Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest  investment  grade debt category  (those rated
BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B or CCC) include those that are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds may invest in zero coupon bonds, step-up bonds, mortgage-backed securities and asset-backed securities. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to a Fund until the maturity or call date of a bond, in order for a Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund. Mortgage-backed securities represent interests in pools of mortgages while asset-backed securities generally represent interests in pools of consumer loans. Both of these are usually set up as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities' weighted average lives and may lower their returns.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue certificates of deposit (CDs) and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

FOREIGN SECURITIES (HIGH YIELD AND SELECT INCOME FUNDS) -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges is generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected--favorably or unfavorably--by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS AND OTHER FINANCIAL INSTRUMENTS

GENERAL. The adviser may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, it relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of a Fund."

In addition to the instruments and strategies described below, the adviser may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectuses or Statement of Additional Information ("SAI") will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

SPECIAL  RISKS.   Financial  Instruments  and  their  use  involve  special
considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the adviser employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the adviser wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the adviser wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the adviser may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY DEPOSITS. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the adviser anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser anticipates. There is no assurance that the adviser's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

COMBINED POSITIONS. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS AND COLLARS. The Funds are authorized to enter into swaps, caps, floors and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, E.G., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

ILLIQUID  SECURITIES -- Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty--or may even be legally precluded from-- 44
selling  at  any  particular   time.  The  Funds  may  invest  in  illiquid
securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies. SPDRs are investment companies whose portfolios mirror the compositions of specific S&P indices, such as the S&P 500 and the S&P 400. SPDRs are traded on the American Stock Exchange. SPDR holders such as a Fund are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities held by the SPDR Trust, net of certain fees and expenses. The Investment Company Act of 1940, as amended (the "1940 Act"), limits investments in securities of other investment companies, such as the SPDR Trust. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies and no more than 5% of its total assets may be invested in the securities of any one investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

MUNICIPAL OBLIGATIONS -- Municipal debt securities including municipal bonds, notes and commercial paper. It is a policy of the Tax-Free Bond Fund that, under normal market conditions, it will have at least 80% of its net assets invested in municipal obligations that, based on the opinion of counsel to the issuer, pay interest free from federal income tax. It is the Fund's present intention to invest its assets so that substantially all of its annual income will be tax-exempt. The Fund may invest in municipal obligations whose interest income may be specially treated as a tax preference item under the alternative minimum tax ("AMT"). Securities that generate income that is a tax preference item may not be counted towards the 80% tax exempt threshold described above. Tax-exempt income may result in an indirect tax preference item for corporations, which may subject an investor to liability under the AMT depending on its particular situation. Tax-Free Bond Fund, however, will not invest more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the AMT and in other investments subject to federal income tax. Distributions from this Fund may be subject to state and local taxes. The other Funds may invest in municipal obligations, but under normal circumstances do not intend to make significant investment in these securities.

The Funds may invest in the following types of municipal obligations:

     MUNICIPAL BONDS -- Municipal bonds are classified as general obligation or revenue bonds. General obligations bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

     MUNICIPAL NOTES -- Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

     MUNICIPAL COMMERCIAL PAPER -- Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and INVESCO believes that this increase may continue.

     VARIABLE RATE OBLIGATIONS -- The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the Fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

Municipal obligations purchased by a Fund must be rated by at least two NRSROs-generally S&P and Moody's-in the highest rating category (AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's), or by one NRSRO in the highest rating category if such obligations are rated by only one NRSRO. No more than 10% of Tax-Free Bond Fund's total assets may be invested in junk bonds. Never under any circumstances will Tax-Free Bond Fund invest in bonds which are rated below B-or B by S&P or Moody's, respectively. Municipal notes or municipal commercial paper must be rated in the two highest rating categories by at least two NRSROs, or where the note or paper is rated only by one NRSRO, in the two highest rating categories by that NRSRO. If a security is unrated, the Fund may invest in such security if INVESCO determines, in an analysis similar to that performed by Moody's or S&P in rating similar securities and issuers, that the security is comparable to that eligible for investment by the Fund. After the Fund has purchased an issue of municipal obligations, such issue might cease to be rated or its rating might be reduced below the minimum required for purchase. If a security originally rated in the highest rating category by a NRSRO has been downgraded to the second highest rating category, INVESCO must assess promptly whether the security presents minimal credit risk and must take such action with respect to the security as it determines to be in the best interest of the Fund. If a security is downgraded below the second highest rating of an NRSRO, is in default, or no longer presents a minimal credit risk, the security must be disposed of either within five business days of INVESCO becoming aware of the new rating, the default or the credit risk, or as soon as practicable consistent with achieving an orderly disposition of the security, whichever is the first to occur, unless the executive committee of the Company's board of directors determines within the aforesaid five business days that holding the security is in the best interest of a Fund.

REITS -- Real Estate Investment Trusts are investment trusts that invest primarily in real estate and securities of businesses connected to the real estate industry.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements, or REPOs, on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with commercial banks, registered broker-dealers or registered government securities dealers that are creditworthy under standards established by the Company's board of directors. The Company's board of directors has established standards that INVESCO must use to review the creditworthiness of any bank, broker or dealer that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Company's board of directors has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Company's board of directors has given INVESCO the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- Each Fund may lend its portfolio securities. The advantage of lending portfolio securities is that a Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

TEMPORARY INVESTMENTS (TAX-FREE BOND FUND ONLY) -- Tax-Free Bond Fund may from time to time invest a portion of its assets on a temporary basis in "temporary investments," the income from which may be subject to federal income tax. These investments include AMT Bonds, short-term or taxable securities (the income from which may be subject to federal income tax), junk bonds and cash. Short-term taxable investments normally will consist of notes having quality ratings within the two highest grades of Moody's, S&P, Fitch or D&P; obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated at least P-2 by Moody's and A-2 by S&P; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits, bankers acceptances and other short-term bank obligations; and repurchase agreements. Temporary taxable investment normally will consist of corporate bonds and other debt obligations. Any net interest income on taxable temporary investments will be taxable to shareholders as ordinary income when distributed.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of
Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the

U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans--issued by lenders such as mortgage bankers, commercial banks and savings and loan associations-- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. A Fund will invest in securities of such instrumentalities only when INVESCO is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS

The Funds operate under certain investment restrictions. For purposes of the following restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.

The following restrictions are fundamental and may not be changed without prior approval of a majority of the outstanding voting securities of a Fund, as defined in the 1940 Act. Each Fund may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of a Fund's total assets would be invested in the securities of that issuer, or
     (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer;

     3.underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act, as amended, in connection with the disposition of the Fund's portfolio securities;

     4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     5.   issue senior securities, except as permitted under the 1940 Act;

     6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

     8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     9. each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

     C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

Following is a chart outlining some of the limitations pursuant to non-fundamental investment policies set by the board of directors. These non-fundamental policies may be changed by the board of directors without shareholder approval:

--------------------------------------------------------------------------------------------------
                                                SELECT             TAX-FREE        U.S. GOVERNMENT
INVESTMENT                  HIGH YIELD          INCOME             BOND            SECURITIES
--------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES     Up to 25% if        Up to 25%
                            denominated
                            and pay
                            interest
                            in U.S.
                            dollars
--------------------------------------------------------------------------------------------------
DEBT SECURITIES                                 Normally,
    Corporate Debt                              at least 90%
--------------------------------------------------------------------------------------------------
    Those maturing at       At least 65%        At least 65%                       At least 65%
    least three years
    after issuance
--------------------------------------------------------------------------------------------------
    Investment Grade                            At least 50%
--------------------------------------------------------------------------------------------------
    Junk Bonds              Primarily, but      Up to 50%          Up to 10%;
                            never below                            never below
                            Caa by                                 Caa by
                            Moody's or                             Moody's or
                            CCC by S&P                             CCC by S& P
--------------------------------------------------------------------------------------------------
TEMPORARY TAXABLE                                                  Up to 100%
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS                                                         At least 65%
--------------------------------------------------------------------------------------------------
MUNICIPAL BONDS                                                    Normally,
                                                                   at least 80%
--------------------------------------------------------------------------------------------------
ALTERNATIVE MINIMUM                                                No more
  TAX BONDS                                                        than 20%
--------------------------------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISER

INVESCO, located at 7800 East Union Avenue, Denver, Colorado, is the Company's investment adviser. INVESCO was founded in 1932 and serves as an investment adviser to:

     INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.)
     INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible
          Funds, Inc.)
     INVESCO International Funds, Inc.
     INVESCO Money Market Funds, Inc.
     INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.) INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.)
     INVESCO Treasurer's Series Funds, Inc. (formerly, INVESCO Treasurer's
          Series Trust)
     INVESCO Variable Investment Funds, Inc.


As of December 31, 1999, INVESCO managed 45 mutual funds having combined assets of over $31 billion, on behalf of more than 960,478 shareholders.

INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $291 billion in assets under management on September 30, 1999.

AMVESCAP PLC's North American subsidiaries include:

     INVESCO Retirement and Benefit Services, Inc. ("IRBS"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

          INVESCO Retirement Plan Services ("IRPS"), Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide retirement plan products and services.

          Institutional Trust Company, doing business as INVESCO Trust Company ("ITC"), Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides complete transfer agency functions: correspondence, sub-accounting, telephone communications and processing of distributions.

     INVESCO, Inc., Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income and real estate securities for institutional clients, including mutual funds and the collective investment entities. INVESCO, Inc. includes the following Divisions:

          INVESCO Capital Management Division, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

          INVESCO  Management  &  Research  Division,   Boston,   Massachusetts,
          primarily manages pension and endowment accounts.

          PRIMCO Capital Management Division, Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of
          Section 401(k) retirement plans.

          INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

          INVESCO (NY) Division, New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts.

     A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

     A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

     A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.

THE INVESTMENT ADVISORY AGREEMENT

INVESCO serves as investment adviser to the Funds under an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company.

The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage a Fund itself, or may hire a sub-adviser, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

     o managing the investment and reinvestment of all the assets of the Funds, and executing all purchases and sales of portfolio securities;

     o maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     o determining what securities are to be purchased or sold for the Funds, unless otherwise directed by the directors of the Company, and executing transactions accordingly;

     o providing the Funds the benefit of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the adviser or any sub-adviser;

     o determining what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

     o making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to a Fund's portfolio securities shall be exercised.

INVESCO also performs all of the following services for the Funds:

     o administrative;

     o internal accounting (including computation of net asset value);

     o clerical and statistical;

     o secretarial;

     o all other services necessary or incidental to the administration of the affairs of the Funds;

     o supplying the Company with officers, clerical staff and other employees;

     o furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts;

     o conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including prospectuses, statements of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds);

     o supplying basic telephone service and other utilities; and

     o preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act.

Expenses  not  assumed  by  INVESCO  are  borne  by  the  Funds.   As  full
compensation for its advisory services to the Company, INVESCO receives a monthly fee from each Fund. The fee is calculated at the annual rate of:

High Yield Fund

     o 0.50% on the first $300 million of the Fund's average net assets;

     o 0.40% on the next $200 million of the Fund's average net assets;

     o 0.30% of the Fund's average net assets from $500 million;

Select Income, Tax-Free Bond  and U.S. Government Securities Funds

     o 0.55% on the first $300 million of each Fund's average net assets;

     o 0.45% on the next $200 million of each Fund's average net assets; and

     o 0.35% of each Fund's average net assets from $500 million.

During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown below. Since the Funds' Class C shares are not offered until February 15, 2000, no advisory fees were paid with respect to Class C shares for the periods shown below. If applicable, the advisory fees were offset by credits in the amounts shown below, so that the Funds' fees were not in excess of the expense limitations shown below, which have been voluntarily agreed to by the Company and INVESCO.


                                       ADVISORY    TOTAL EXPENSE   TOTAL EXPENSE
                                    FEE DOLLARS   REIMBURSEMENTS     LIMITATIONS
                                    -----------   --------------   ------------
High Yield Fund - Investor Class
August 31, 1999                      $3,245,140         $      0           1.25%
August 31, 1998                       2,842,990                0           1.25%
August 31, 1997                       1,964,043                0           1.25%

Select Income Fund - Investor Class
August 31, 1999                      $2,670,224         $536,940           1.05%
August 31, 1998                       2,023,679          151,971           1.05%
August 31, 1997                       1,477,302          490,039           1.05%

Tax-Free Bond Fund - Investor Class
August 31, 1999(a)                   $  185,151         $ 80,439           0.90%
June 30, 1999                         1,149,834          310,487           0.90%
June 30, 1998                         1,195,773          282,742           0.90%
June 30, 1997                         1,275,473          348,199           0.90%

U.S. Government Securities Fund - Investor Class
August 31, 1999                      $  395,611         $422,317           1.00%
August 31, 1998                         284,609          207,740           1.00%
August 31, 1997                         312,851          176,398           1.00%

(a) For the period July 1, 1999 through August 31, 1999.

ADMINISTRATIVE SERVICES AGREEMENT

INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated February 28, 1997 with the Company.

The Administrative Services Agreement requires INVESCO to provide the following services to the Funds:

     o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

     o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of each Fund prior to May 13, 1999, and 0.045% per year of the average net assets of each Fund effective May 13, 1999.

TRANSFER AGENCY AGREEMENT

INVESCO also performs transfer agent, dividend disbursing agent and registrar services for the Funds pursuant to a Transfer Agency Agreement dated February 28, 1997 with the Company.

The Transfer Agency Agreement provides that each Fund pays INVESCO an annual fee of $26.00 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month.

FEES PAID TO INVESCO

For the periods outlined in the table below for each Fund, the Funds' Investor Class shares paid the following fees to INVESCO (in some instances, prior to the absorption of certain Fund expenses by INVESCO). Since the Funds' Class C shares are not offered until February 15, 2000, no fees were paid with respect to Class C shares for the periods shown below.


HIGH YIELD FUND - INVESTOR CLASS
                                                     YEAR ENDED AUGUST 31,
TYPE OF FEE                                  1999           1998            1997
--------------------------------------------------------------------------------
Advisory                               $3,245,140     $2,842,990      $1,964,043
Administrative Services                   204,752        112,212          72,410
Transfer Agency                         1,560,584        778,174          51,471


SELECT INCOME FUND - INVESTOR CLASS
                                                     YEAR ENDED AUGUST 31,
TYPE OF FEE                                  1999           1998            1997
--------------------------------------------------------------------------------
Advisory                               $2,670,224     $2,023,679      $1,477,302
Administrative Services                   140,510         67,475          50,289
Transfer Agency                         1,519,741        895,360         786,616


TAX-FREE BOND FUND - INVESTOR CLASS

                       PERIOD ENDED
                          AUGUST 31                YEAR ENDED  JUNE 30,
TYPE OF FEE                 1999(a)           1999           1998          1997
--------------------------------------------------------------------------------
Advisory                   $185,151     $1,149,834     $1,195,773     $1,275,473
Administrative Services      16,815         49,494         42,612         44,786
Transfer Agency              43,473        252,005        266,096        317,800


U.S. GOVERNMENT SECURITIES FUND - INVESTOR CLASS
                                                     YEAR ENDED AUGUST 31,
TYPE OF FEE                                  1999           1998            1997
--------------------------------------------------------------------------------
Advisory                                 $395,611        284,609       $ 312,851
Administrative Services                    27,813         17,762          18,532
Transfer Agency                           333,566        186,705         178,192

(a) For the period July 1, 1999 through August 31, 1999.

DIRECTORS AND OFFICERS OF THE COMPANY

The overall direction and supervision of the Company come from the board of directors. The board of directors is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The board of directors has an audit committee comprised of four of the directors who are not affiliated with INVESCO (the "Independent Directors"). The committee meets quarterly with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

The Company has a management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

The Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by the Funds, and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Company's board of directors.

The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors derivative usage by the Funds and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.

The officers of the Company, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Company and the Funds. The officers of the Company receive no direct compensation from the Company or the Funds for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of INVESCO.

All of the officers and directors of the Company hold comparable positions with the following funds, which, with the Company, are collectively referred to as the "INVESCO Funds":

     INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.)
     INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible
          Funds, Inc.)
     INVESCO International Funds, Inc.

     INVESCO Money Market Funds, Inc.
     INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.) INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.)
     INVESCO Treasurer's Series Funds, Inc. (formerly, INVESCO Treasurer's
          Series Trust)
     INVESCO Variable Investment Funds, Inc.

The table below provides information about each of the Company's directors and officers. Their affiliations represent their principal occupations.

                            POSITION(S) HELD          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE      WITH COMPANY              DURING PAST FIVE YEARS


Charles W. Brady *+         Director and              Chairman of the Board
1315 Peachtree St., N.E.    Chairman of the Board     of INVESCO Global
Atlanta, Georgia                                      Health Sciences Fund;
Age:  64                                              Chief Executive Officer
                                                      and Director of AMVESCAP
                                                      PLC, London, England and
                                                      various subsidiaries of
                                                      AMVESCAP PLC.

Fred A. Deering +#          Director and Vice         Trustee of INVESCO Global
Security Life Center        Chairman of the Board     Health Sciences Fund;
1290 Broadway                                         formerly, Chairman of the
Denver, Colorado                                      Executive Committee and
Age:  72                                              Chairman of the Board of
                                                      Security Life of Denver
                                                      Insurance Company;
                                                      Director of ING American
                                                      Holdings Company and First
                                                      ING Life Insurance
                                                      Company of New York.

                            POSITION(S) HELD          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE      WITH COMPANY              DURING PAST FIVE YEARS


Mark H. Williamson *+       President, Chief          President, Chief
7800 E. Union Avenue        Executive Officer         Executive Officer and
Denver, Colorado            and Director              Director of INVESCO
Age:  48                                              Funds Group, Inc.;
                                                      President, Chief Executive
                                                      Officer and Director of
                                                      INVESCO Distributors,
                                                      Inc.; President, Chief
                                                      Operating Officer and
                                                      Trustee of INVESCO Global
                                                      Health Sciences Fund;
                                                      formerly, Chairman and
                                                      Chief Executive Officer of
                                                      Nations Banc Advisors,
                                                      Inc.; formerly, Chairman
                                                      of NationsBanc
                                                      Investments, Inc.

Victor L. Andrews, Ph.D.    Director                  Professor Emeritus,
**! 34 Seawatch Drive                                 Chairman Emeritus and
Savannah, Georgia                                     Chairman of the CFO
Age: 69                                               Roundtable of the
                                                      Department of Finance of
                                                      Georgia State University;
                                                      President, Andrews
                                                      Financial Associates, Inc.
                                                      (consulting firm);
                                                      formerly, member of the
                                                      faculties of the Harvard
                                                      Business School and the
                                                      Sloan School of Management
                                                      of MIT; Director of The
                                                      Sheffield Funds, Inc.

                            POSITION(S) HELD          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE      WITH COMPANY              DURING PAST FIVE YEARS


Bob R. Baker +**@           Director                  Consultant (since 2000)
AMC Cancer Research Center                            and President and Chief
1600 Pierce Street                                    Executive Officer (1988
Denver, Colorado                                      to 2000) of AMC Cancer
Age:  63                                              Research Center, Denver,
                                                      Colorado, since January
                                                      1989; until mid-December
                                                      1988, Vice Chairman of the
                                                      Board of First Columbia
                                                      Financial Corporation,
                                                      Englewood, Colorado;
                                                      formerly, Chairman of the
                                                      Board and Chief Executive
                                                      Officer of First Columbia
                                                      Financial Corporation.

Lawrence H. Budner # @      Director                  Trust Consultant; prior to
7608 Glen Albens Circle                               June 30, 1987, Senior Vice
Dallas, Texas                                         President and Senior Trust
Age:  69                                              Officer of InterFirst
                                                      Bank, Dallas, Texas.


James T. Bunch**@                                     Principal and Founder of
3600 Republic Plaza         Director                  Green Manning & Bunch
320 Seventeenth Street                                Ltd., Denver, Colorado,
Denver, Colorado                                      since August 1988;
Age:  57                                              Director and Secretary of
                                                      Green Manning & Bunch
                                                      Securities, Inc., Denver,
                                                      Colorado since September
                                                      1993; Vice President
                                                      and Director of Western
                                                      Golf Association and Evans
                                                      Scholars Foundation;
                                                      formerly, General Counsel
                                                      and Director of Boettcher
                                                      & Co., Denver, Colorado;
                                                      formerly, Chairman and
                                                      Managing Partner of Davis
                                                      Graham & Stubbs, Denver,
                                                      Colorado.

                            POSITION(S) HELD          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE      WITH COMPANY              DURING PAST FIVE YEARS


Wendy L. Gramm, Ph.D.**!    Director                  Self-employed (since
4201 Yuma Street, N.W.                                1993); Professor of
Washington, DC                                        Economics and Public
Age: 55                                               Administration, University
                                                      of Texas at Arlington;
                                                      formerly, Chairman,
                                                      Commodity Futures Trading
                                                      Commission; Administrator
                                                      for Information and
                                                      Regulatory Affairs at the
                                                      Office of Management and
                                                      Budget; Executive Director
                                                      of the Presidential Task
                                                      Force on Regulatory
                                                      Relief; and Director of
                                                      the Federal Trade
                                                      Commission's Bureau of
                                                      Economics; also, Director
                                                      of Chicago Mercantile
                                                      Exchange, Enron
                                                      Corporation, IBP, Inc.,
                                                      State Farm Insurance
                                                      Company, Independent
                                                      Women's Forum,
                                                      International Republic
                                                      Institute, and the
                                                      Republican Women's Federal
                                                      Forum. Also, Member of
                                                      Board of Visitors, College
                                                      of Business
                                                      Administration, University
                                                      of Iowa, and Member of
                                                      Board of Visitors, Center
                                                      for Study of Public
                                                      Choice, George Mason
                                                      University.

                            POSITION(S) HELD          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE      WITH COMPANY              DURING PAST FIVE YEARS


Gerald J. Lewis#!           Director                  Chairman of Lawsuit
701 "B" Street                                        Resolution Services,
Suite 2100                                            San Diego, California
San Diego, California                                 since 1987; Director
Age:  65                                              of General Chemical Group,
                                                      Inc., Hampdon, New
                                                      Hampshire, since 1996;
                                                      formerly, Associate
                                                      Justice of the California
                                                      Court of Appeals;
                                                      formerly, Director of
                                                      Wheelabrator Tech-
                                                      nologies, Inc., Fisher
                                                      Scientific, Inc., Henley
                                                      Manufacturing, Inc., and
                                                      California Coastal Proper
                                                      ties, Inc.; formerly, Of
                                                      Counsel, Latham & Watkins,
                                                      San Diego, California
                                                      (1987 to 1997).


John W. McIntyre + #@       Director                  Retired. Formerly, Vice
7 Piedmont Center                                     Chairman of the Board of
Suite 100                                             Directors of the Citizens
Atlanta, Georgia                                      and Southern Corporation
Age:  69                                              and Chairman of the Board
                                                      and Chief Executive
                                                      Officer of the Citizens
                                                      and Southern Georgia Corp.
                                                      and the Citizens and
                                                      Southern National Bank;
                                                      Trustee of INVESCO Global
                                                      Health Sciences Fund,
                                                      Gables Residential Trust,
                                                      Employee's Retirement
                                                      System of GA, Emory
                                                      University and J.M. Tull
                                                      Charitable Foundation;
                                                      Director of Kaiser
                                                      Foundation Health Plans of
                                                      Georgia, Inc.

                            POSITION(S) HELD          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE      WITH COMPANY              DURING PAST FIVE YEARS

Larry Soll, Ph.D.!**        Director                  Retired.  Formerly,
345 Poorman Road                                      Chairman of the Board
Boulder, Colorado                                     (1987 to 1994), Chief
Age:  57                                              Executive Officer (1982 to
                                                      1989 and 1993 to 1994) and
                                                      President (1982 to 1989)
                                                      of Synergen Inc.; Director
                                                      of Synergen since
                                                      incorporation in 1982;
                                                      Director of Isis
                                                      Pharmaceuticals, Inc.;
                                                      Trustee of INVESCO Global
                                                      Health Sciences Fund.

Glen A. Payne               Secretary                 Senior Vice President,
7800 E. Union Avenue                                  General Counsel and
Denver, Colorado                                      Secretary of INVESCO
Age:  52                                              Funds Group, Inc.; Senior
                                                      Vice President, Secretary
                                                      and General Counsel of
                                                      INVESCO Distributors,
                                                      Inc.; Secretary of INVESCO
                                                      Global Health Sciences
                                                      Fund; formerly, General
                                                      Counsel of INVESCO Trust
                                                      Company (1989 to1998);
                                                      formerly, employee of a
                                                      U.S. regulatory agency,
                                                      Washington, D.C. (1973 to
                                                      1989).

                            POSITION(S) HELD          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE      WITH COMPANY              DURING PAST FIVE YEARS


Ronald L. Grooms            Chief Accounting          Senior Vice President,
7800 E. Union Avenue        Officer, Chief            Treasurer and Director
Denver, Colorado            Financial Officer and     of INVESCO Funds Group,
Age:  53                    Treasurer                 Inc.; Senior Vice
                                                      President, Treasurer and
                                                      Director of INVESCO
                                                      Distributors, Inc.;
                                                      Treasurer and Principal
                                                      Financial and Accounting
                                                      Officer of INVESCO Global
                                                      Health Sciences Fund;
                                                      formerly, Senior Vice
                                                      President and Treasurer of
                                                      INVESCO Trust Company
                                                      (1988 to 1998).

William J. Galvin, Jr.      Assistant Secretary       Senior Vice President
7800 E. Union Avenue                                  and Assistant
Denver, Colorado                                      Secretary of INVESCO
Age: 43                                               Funds Group, Inc.; Senior
                                                      Vice President and
                                                      Assistant Secretary of
                                                      INVESCO Distributors,
                                                      Inc.; formerly, Trust
                                                      Officer of INVESCO Trust
                                                      Company (1995 to 1998).

Pamela J. Piro              Assistant Treasurer       Vice President and
7800 E. Union Avenue                                  Assistant Treasurer
Denver, Colorado                                      of INVESCO Funds Group,
Age:  39                                              Inc.; Assistant Treasurer
                                                      of INVESCO Distributors,
                                                      Inc.; formerly, Assistant
                                                      Vice President (1996 to
                                                      1997), Director -
                                                      Portfolio Accounting (1994
                                                      to 1996), Portfolio
                                                      Accounting Manager (1993
                                                      to 1994) and Assistant
                                                      Accounting Manager (1990
                                                      to 1993).

                            POSITION(S) HELD          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE      WITH COMPANY              DURING PAST FIVE YEARS


Alan I. Watson              Assistant Secretary       Vice President of
7800 E. Union Avenue                                  INVESCO Funds Group,
Denver, Colorado                                      Inc.;  formerly, Trust
Age:  58                                              Officer of INVESCO Trust
                                                      Company.

Judy P. Wiese               Assistant Secretary       Vice President and
7800 E. Union Avenue                                  Assistant Secretary
Denver, Colorado                                      of INVESCO Funds Group,
Age:  51                                              Inc.; Assistant Secretary
                                                      of INVESCO Distributors,
                                                      Inc.; formerly, Trust
                                                      Officer of INVESCO Trust
                                                      Company.

#    Member of the audit committee of the Company.

+    Member of the  executive  committee  of the  Company.  On  occasion,  the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

* These directors are "interested persons" of the Company as defined in the 1940 Act.

**   Member of the management liaison committee of the Company.

@    Member of the brokerage committee of the Company.

!    Member of the derivatives committee of the Company.

The following table shows the compensation paid by the Company to its Independent Directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the fiscal year ended August 31, 1999.

In addition, the table sets forth the total compensation paid by all of the INVESCO Funds and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors or trustees for services rendered in their capacities as directors or trustees during the year ended December 31, 1999. As of December 31, 1999, there were 46 funds in the INVESCO Complex.

--------------------------------------------------------------------------------------
                                        BENEFITS         ESTIMATED               TOTAL
                                      ACCRUED AS            ANNUAL        COMPENSATION
NAME OF                 AGGREGATE        PART OF          BENEFITS        FROM INVESCO
PERSON AND           COMPENSATION        COMPANY              UPON     COMPLEX PAID TO
POSITION          FROM COMPANY(1)    EXPENSES(2)     RETIREMENT(3)        DIRECTORS(7)
--------------------------------------------------------------------------------------
Fred A. Deering,           $6,717         $4,641            $3,135            $107,050
Vice Chairman of
the Board
--------------------------------------------------------------------------------------
Victor L. Andrews           6,254          4,440             3,456              84,700
--------------------------------------------------------------------------------------
Bob R. Baker                6,343          3,965             4,631              82,850
--------------------------------------------------------------------------------------
Lawrence H. Budner          6,162          4,440             3,456              82,850
--------------------------------------------------------------------------------------
James T. Bunch(4)               0              0                 0                   0
--------------------------------------------------------------------------------------
Daniel D. Chabris(5)        2,049          4,537             2,843              34,000
--------------------------------------------------------------------------------------
Wendy L. Gramm              6,133              0                 0              81,350
--------------------------------------------------------------------------------------
Kenneth T. King(5)          6,509          4,737             2,843              85,850
--------------------------------------------------------------------------------------
Gerald J. Lewis(4)              0              0                 0                   0
--------------------------------------------------------------------------------------
John W. McIntyre            6,595              0                 0             108,700
--------------------------------------------------------------------------------------
Larry Soll                  6,133              0                 0             100,900
--------------------------------------------------------------------------------------
Total                     $52,895        $26,760           $20,364            $768,250
--------------------------------------------------------------------------------------
% of Net Assets         0.0033%(6)    0.0017%(6)                            0.0024%(7)
--------------------------------------------------------------------------------


(1) The vice chairman of the board, the chairmen of the Funds' committees who are Independent Directors, and the members of the Funds' committees who are Independent Directors, each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents estimated benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Funds, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Drs. Soll and Gramm and Messers. Bunch and Lewis, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he was not included in the calculation of retirement benefits until November 1, 1999.

(4)    Messrs. Bunch and Lewis became directors of the Company on January 1,
       2000.

(5) Mr. Chabris retired as a director of the Company on September 30, 1998. Mr. King retired as a director of the Company on December 31, 1999.

(6)    Total as a percentage of the Company's net assets as of August 31, 1999.

(7) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1999.


Messrs. Brady and Williamson, as "interested persons" of the Company and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Funds for their service as directors.

The boards of directors of the mutual funds in the INVESCO Funds have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the Independent Directors of the funds. Under this Plan, each director who is not an interested person of the funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, if the Qualified Director retires upon reaching age 72 (or the retirement age of 73 or 74, if the retirement date is extended by the boards for one or two years, but less than three years), continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the Qualified Director at the time of his/her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, commencing with the first year of retirement of any Qualified Director whose retirement has been extended by the boards for three years, and commencing with attainment of age 72 by a Qualified Director who voluntarily retires prior to reaching age 72, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him/her or to his/her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to him/her or to his/her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company began making payments under the Plan to Mr. Chabris as of October 1, 1998 and to Mr. King as of January 1, 2000. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers. A similar plan has been adopted by INVESCO Global Health Sciences Fund's board of trustees. All trustees of INVESCO Global Health Sciences Fund are also directors of the INVESCO Funds.

The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds, except Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the Independent Director may own either directly or beneficially.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of December 31, 1999, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

High Yield Fund

--------------------------------------------------------------------------------
                                   BASIS OF OWNERSHIP
NAME AND ADDRESS                   (RECORD/BENEFICIAL)    PERCENTAGE OWNED
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.          Record                 36.78%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Nat'l Financial Services Corp
The Exclusive Benefit of Cust      Record                  9.28%
One World Financial Center
200 Liberty Street, 5th Floor
Attn:  Kate Recon
New York, NY 10281-1003
--------------------------------------------------------------------------------

Select Income Fund

--------------------------------------------------------------------------------
                                   BASIS OF OWNERSHIP
NAME AND ADDRESS                   (RECORD/BENEFICIAL)    PERCENTAGE OWNED
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.          Record                 15.71%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Nat'l Financial Services Corp      Record                  6.33%
The Exclusive Benefit of Cust
One World Financial Center
200 Liberty Street, 5th Floor
Attn:  Kate Recon
New York, NY 10281-1003
--------------------------------------------------------------------------------
INVESCO Trust Company TR           Record                  5.56%
Morris Communications Corp
Employees' Profit Sharing Ret
Plan
725 Broad Street
Augusta, GA 30901-1336
--------------------------------------------------------------------------------
Prudential Securities Inc.         Record                  5.27%
Acct 910-404559-000
Attn:  Mutual Funds
1 New York Plaza
New York, NY 10004-1901
--------------------------------------------------------------------------------

Tax-Free Bond Fund

--------------------------------------------------------------------------------
                                   BASIS OF OWNERSHIP
NAME AND ADDRESS                   (RECORD/BENEFICIAL)    PERCENTAGE OWNED
--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

U.S. Government Securities Fund

--------------------------------------------------------------------------------
                                   BASIS OF OWNERSHIP
NAME AND ADDRESS                   (RECORD/BENEFICIAL)    PERCENTAGE OWNED
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.          Record                 15.66%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery St
--------------------------------------------------------------------------------
Resources Trust Co Cust For
The Exclusive Benefit of The       Record                  8.56%
Various Customers of IMS
P.O. box 3865
Englewood, CO 80155-3865
--------------------------------------------------------------------------------

As of December 31, 1999, officers and directors of the Company, as a group, beneficially owned less than 1% of any Fund's outstanding shares.


DISTRIBUTOR

INVESCO Distributors, Inc. ("IDI"), a wholly owned subsidiary of INVESCO, is the distributor of the Funds. IDI receives no compensation and bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the Company's Plans of Distribution, which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

INVESTOR CLASS. The Company has adopted a Plan and Agreement of Distribution (the "Investor Class Plan") with respect to Investor Class shares, which provides that the Investor Class shares of each Fund will make monthly payments to IDI computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of a Fund's Investor Class shares to investors. Payments by a Fund under the Investor Class Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided.

CLASS C. The Company has adopted a Master Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the "Class C Plan"). Under the Class C Plan, Class C shares of the Funds pay compensation to IDI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate IDI for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund. Payments can also be directed by IDI to selected institutions that have entered into service agreements with respect to Class C shares of each Fund and that provide continuing personal services to their customers who own such Class C shares of a Fund. Activities appropriate for financing under the Class C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class C Plan.

Of the aggregate amount payable under the Class C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to IDI would be characterized as an asset-based sales charge pursuant to the Class C Plan. Payments pursuant to the Class C Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Class C Plan conforms to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own Class C shares of the Funds to no more than 0.25% per annum of the average daily net assets of the Class C shares of the funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset-based sales charges, that may be paid by the Funds.

IDI may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. IDI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to IDI under the Class C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit IDI to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, IDI will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

A significant expenditure under the Investor Class Plan and Class C Plan (collectively, the "Plans") is compensation paid to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, INVESCO does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in the Funds. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by a Fund. Financial institutions and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class instead another.

During the fiscal year ended August 31, 1999, the High Yield Fund - Investor Class, Select Income Fund - Investor Class and U.S. Government Securities Fund - Investor Class made payments to IDI under the Investor Class Plan in the amounts of $2,032,749, $1,321,787 and $176,399, respectively. During the period ended August 31, 1999 and the fiscal year ended June 30, 1999, the Tax-Free Bond Fund
- Investor Class made payments to IDI under the Investor Class Plan in the amounts of $85,752 and $524,866, respectively. In addition, as of August 31, 1999, $158,254, $113,017, $40,196 and $16,426 of additional distribution accruals had been incurred for High Yield Fund Investor Class, Select Income Fund - Investor Class, Tax-Free Bond Fund Investor Class and U.S. Government Securities Fund - Investor Class, respectively, and will be paid during the fiscal year ended August 31, 2000. Since the Funds' Class C shares are not offered until February 15, 2000, the Funds' Class C shares made no payments to IDI under the Plans during the period ended August 31, 1999. For the fiscal year ended August 31, 1999 for High Yield Fund - Investor Class, Select Income Fund - Investor Class and U.S. Government Securities Fund -Investor Class and the period ended August 31, 1999 and the fiscal year ended June 30, 1999 for Tax-Free Bond Fund Investor Class, allocation of 12b-1 amounts paid by the Funds' Investor Class shares for the following categories of expenses were:

High Yield Fund - Investor Class
                                                     Year Ended
                                                     August 31, 1999

Advertising                                          $526,714
Sales literature, printing, and postage               219,853
Direct Mail                                            82,680
Public Relations/Promotion                            114,478
Compensation to securities dealers
  and other organizations                             720,738
Marketing personnel                                   368,286

Select Income Fund - Investor Class
                                                     Year Ended
                                                     August 31, 1999

Advertising                                          $317,336
Sales literature, printing, and postage               118,551
Direct Mail                                            49,357
Public Relations/Promotion                             55,990
Compensation to securities dealers
  and other organizations                             618,053
Marketing personnel                                   162,500


Tax-Free Bond Fund - Investor Class
                                        Period Ended                Year Ended
                                        August 31, 1999(a)         June 30, 1999

Advertising                                 $11,904                     $232,757
Sales literature, printing, and postage      30,914                       63,087
Direct Mail                                   3,948                       18,290
Public Relations/Promotion                    6,713                       35,630
Compensation to securities dealers
   and other organizations                   13,659                       64,692
Marketing personnel                          18,614                      110,410

U.S. Government Securities Fund - Investor Class
                                                     Year Ended
                                                     August 31, 1999

Advertising                                          $40,932
Sales literature, printing, and postage               17,723
Direct Mail                                            5,814
Public Relations/Promotion                             8,756
Compensation to securities dealers
  and other organizations                             72,870
Marketing personnel                                   30,304

(a) For the period July 1, 1999 through August 31, 1999.

The  services   which  are  provided  by   securities   dealers  and  other
organizations may vary by dealer but include, among other things, processing new shareholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Directors. A Plan can also be terminated at any time by a Fund, without penalty, if a majority of the Independent Directors, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Company is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund's payments under a Plan without approval of the shareholders of the affected class of the Fund's shares, and all material amendments to a Plan must be approved by the board of directors of the Company, including a majority of the Independent Directors. Under the agreement implementing the Plans, IDI or a Fund, the latter by vote of a majority of the Independent Directors, or a majority of the holders of the relevant class of a Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by a Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment." In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the directors, including a majority of the Independent Directors, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with IDI. On a quarterly basis, the directors review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the directors consider whether a Plan should be continued and, if so, whether any amendment to a Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.

The only Company directors and interested persons, as that term is defined in Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and directors of the Company who are also officers either of IDI or other companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

     o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

     o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

     o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on INVESCO's revenues could allow INVESCO and its affiliated companies:

     o To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds' shareholder services (in both systems and personnel);

     o To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

     o To acquire and retain talented employees who desire to be associated with a growing organization.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado, are the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Funds.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Company. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

INVESCO, 7800 E. Union Avenue, Denver, Colorado, is the Company's transfer agent, registrar, and dividend disbursing agent. Services provided by INVESCO include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800  Massachusetts  Avenue,  N.W.,
2nd Floor, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Company.

BROKERAGE ALLOCATION AND OTHER PRACTICES

As the investment adviser to the Funds, INVESCO places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While INVESCO seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. INVESCO is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, INVESCO considers the quality of executions obtained on a Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. INVESCO has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged a Fund are consistent with prevailing and reasonable commissions, INVESCO monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Company, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO.

In order to obtain reliable trade execution and research services, INVESCO may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, INVESCO is obligated to obtain favorable execution of a Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of a Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

Certain of the INVESCO  Funds  utilize fund  brokerage  commissions  to pay
custody  fees  for  each  respective   fund.  This  program  requires  that  the
participating funds receive favorable execution.

The aggregate dollar amount of underwriting discounts and brokerage commissions paid by each Fund for the periods outlined in the table below were:

High Yield Fund
     Year Ended August 31, 1999              $1,665,183
     Year Ended August 31, 1998               3,324,014
     Year Ended August 31, 1997               2,922,214

Select Income Fund
     Year Ended August 31, 1999              $  553,125
     Year Ended August 31, 1998                 686,913
     Year Ended August 31, 1997               1,171,410

Tax-Free Bond Fund
     Period ended August 31, 1999(a)         $        0
     Year Ended June 30, 1999                         0
     Year Ended June 30, 1998                   623,244
     Year Ended June 30, 1997                   748,918

U.S. Government Securities Fund
     Year Ended August 31, 1999              $        0
     Year Ended August 31, 1998                       0
     Year Ended August 31, 1997                       0

(a) For the period July 1, 1999 through August 31, 1999.

For the fiscal year ended August 31, 1999 with respect to High Yield, Select Income and U.S. Government Securities Fund and for the period ended August 31, 1999 with respect to Tax-Free Bond Fund, brokers providing research services received $918 in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $775,745. Commissions totaling $0 were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the year ended August 31, 1999 with respect to High Yield, Select Income and U.S. Government Securities Fund. Commissions totaling $0 and $0 were allocated to certain brokers in recognition of their sales of shares of Tax-free Bond Fund on portfolio transactions of Tax-Free Bond Fund during the period ended August 31, 1999 and the fiscal year ended June 30, 1999, respectively.

At August 31, 1999, each Fund held debt securities of its regular brokers or dealers, or their parents, as follows:

--------------------------------------------------------------------------------
                                                         VALUE OF SECURITIES
FUND                   BROKER OR DEALER                  AT AUGUST 31, 1999
================================================================================
High Yield
--------------------------------------------------------------------------------
                       State Street Bank & Trust         $4,500,000
--------------------------------------------------------------------------------
                       Associates Corporation            $39,000,000
                       of North America
--------------------------------------------------------------------------------
Select Income
--------------------------------------------------------------------------------
                       State Street Bank & Trust         $1,389,000
                       General Electric                  $9,000,000
--------------------------------------------------------------------------------
Tax-Free Bond
--------------------------------------------------------------------------------
                       None
--------------------------------------------------------------------------------
U.S. Government
Securities
--------------------------------------------------------------------------------
                       State Street Bank & Trust         $1,210,000
--------------------------------------------------------------------------------

Neither INVESCO nor any affiliate of INVESCO receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Funds and any broker-dealer that executes transactions for the Funds.

CAPITAL STOCK

The Company is authorized to issue up to two billion shares of common stock with a par value of $0.01 per share. As of December 31, 1999, the following shares of each Fund were outstanding:

     High Yield Fund - Investor Class                 117,165,459
     High Yield Fund - Class C                                  0
     Select Income Fund - Investor Class               89,840,517
     Select Income Fund - Class C                               0
     Tax-Free Bond Fund - Investor Class               12,577,351
     Tax-Free Bond Fund - Class C                               0
     U.S. Government Securities Fund - Investor        11,471,097
     U.S. Government Securities Fund - Class C                  0

A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Investor Class and Class C shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby, when issued will be fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Company  have equal  voting  rights based on one vote for each share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders.

Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Company voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the policy of each Fund to distribute all investment company taxable income, net tax-exempt income and net capital gains. As a result of this policy and the Funds' qualification as regulated investment companies, it is anticipated that none of the Funds will pay federal income or excise taxes and that all of the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to income and excise taxes on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to income tax on all of its net investment income and net capital gains at the corporate tax rates.

Dividends  paid  by  a  Fund  from  net   investment   income  as  well  as
distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year, including the percentage of distributions paid by Tax-Free Bond Fund which are exempt from Federal tax and the dividends eligible for the dividends-received-deduction for corporations. Dividends eligible for the dividends-received-deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain. Distributions by a Fund of net capital gains are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the particular Fund. Such distributions are not eligible for the dividends-received-deduction. After the end of each calendar year, the Funds send information to shareholders regarding the amount and character of distributions paid during the year.

With the exception of tax-exempt dividends paid by Tax-Free Bond Fund, all dividends and other distributions are taxable income to the shareholder, whether or not such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of a Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is declared, the net asset value is reduced by the amount of the distribution. If shares of a Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. If you have reported gains or losses for a Fund in past years, you must continue to use the method previously used, unless you apply to the IRS for permission to change methods.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

Tax-Free Bond Fund intends to qualify to pay "exempt-interest dividends" to its shareholders. The Fund will so qualify if at least 50% of its total assets are invested in municipal securities at the close of each quarter of the Fund's fiscal year. The exempt interest portion of the income dividend that is payable monthly may be based on the ratio of the Fund's tax-exempt income to taxable income for the entire taxable year. In such case, the ratio would be determined and reported to shareholders after the close of each taxable year. Thus, the exempt-interest portion of any particular dividend may be based upon the tax-exempt portion of all distributions for the taxable year, rather than upon the tax-exempt portion of that particular dividend. Exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Although these dividends generally may be subject to state and local income taxes, the laws of the several states and local taxing authorities vary with respect to the taxation of exempt-interest dividends, taxable dividends and distributions of capital gains.

A  corporation  includes  exempt-interest   dividends  in  calculating  its
alternative taxable income in situations where the "adjusted current earnings" of the corporation exceed its alternative minimum taxable income.

AMT bonds are "private activity bonds" issued after August 1986; the proceeds are directed in full or in part to private, for-profit organizations. The income from AMT bonds is exempt from federal income tax but may be subject to the alternative minimum tax -- a special tax that applies to taxpayers who have certain adjustments to income or tax preference items.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or individual development bonds should consult their tax advisers before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a mutual fund) plus 50% of their benefits exceed certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above - they are only included in the calculation of whether a recipient's income exceeds the established amounts.

You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

PERFORMANCE

To keep shareholders and potential investors informed, INVESCO will occasionally advertise the Funds' total return for one-, five-, and ten-year periods (or since inception). Total return figures show the rate of return on a $10,000 investment in a Fund, assuming reinvestment of all dividends and capital gain distributions for the periods cited.

Cumulative  total return  shows the actual rate of return on an  investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. More information about the Funds' recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to INVESCO using the telephone number or address on the back cover of the Funds' Prospectuses.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods ended August 31, 1999 was:

Name of Fund                                        1 Year       5 Year  10 Year

High Yield Fund - Investor Class                     6.53%       10.43%    9.10%
Select Income Fund - Investor Class                  0.15%        8.15%    8.55%
Tax-Free Bond Fund - Investor Class                 -1.00%(a)     5.12%    6.59%
U.S. Government Securities Fund - Investor Class    -3.40%        6.98%    7.08%

(a) For the period July 1, 1999 through August 31, 1999.


Average annual total return performance is not provided for each Fund's Class C shares since they are not offered until February 15, 2000. Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

where:      P = a hypothetical initial payment of $10,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including
certificates  of  deposit,   may  be  provided  to  prospective   investors  and
shareholders.

In conjunction  with  performance  reports  and/or  analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

High Yield Fund                         High Current Yield Funds
Select Income Fund                      Corporate Debt Funds BBB-Rated
Tax-Free Bond Fund                      General Municipal Bond Funds
U.S. Government Securities Fund         U.S. Government Funds


Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
BANXQUOTE
BARRON'S
BUSINESS WEEK
CDA INVESTMENT TECHNOLOGIES
CNBC
CNN

CONSUMER DIGEST
FINANCIAL TIMES
FINANCIAL WORLD
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTMENT COMPANY DATA, INC.
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
MONEY
MORNINGSTAR
MUTUAL FUND FORECASTER
NO-LOAD ANALYST
NO-LOAD FUND X
PERSONAL INVESTOR
SMART MONEY
THE NEW YORK TIMES
THE NO-LOAD FUND INVESTOR
U.S. NEWS AND WORLD REPORT
UNITED MUTUAL FUND SELECTOR
USA TODAY
THE WALL STREET JOURNAL
WIESENBERGER INVESTMENT COMPANIES SERVICES
WORKING WOMAN
WORTH



FINANCIAL STATEMENTS

The financial statements for the Funds for the fiscal year ended August 31, 1999 are incorporated herein by reference from INVESCO Bond Funds, Inc.'s Annual Report to Shareholders dated August 31, 1999.

APPENDIX A

BOND RATINGS

The following is a description of Moody's and S&P's bond ratings:

Moody's Corporate Bond Ratings

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. S&P Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                           PART C. OTHER INFORMATION

ITEM 23.   EXHIBITS

           (a)   Articles of Incorporation filed April 2, 1993.(1)

                 (1) Articles of Amendment to Articles of Incorporation filed May 13, 1998.(6)

                 (2) Articles of Amendment to Articles of Incorporation filed October 28, 1998.(3)

                 (3) Articles Supplementary to Articles of Incorporation filed May 28, 1999.(4)

                 (4) Articles of Amendment to Articles of Incorporation filed August 13, 1999.(5)

                 (5) Articles of Transfer of INVESCO Tax-Free Income Funds, Inc. and INVESCO Bond Funds, Inc. filed August 13, 1999.(5)

                 (6) Articles of Amendment and Restatement of Articles of Incorporation filed December 2, 1999.

           (b)   Bylaws.(1)

           (c) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles II, IV, VI and VIII of the Articles of Incorporation and Articles I, II, V, VI, VII, VIII, IX and X of the Bylaws of the Registrant.

           (d)   (1)   Investment Advisory Agreement between Registrant and
                 INVESCO Funds Group, Inc. dated February 28, 1997.(2)

                       (a)   Amendment dated August 13, 1999 to Advisory
                        Agreement.(5)

           (e)   (1)    General Distribution Agreement between Registrant and
                 INVESCO Distributors, Inc. dated September 30, 1997.(2)

           (f)   (1)    Amended Defined Benefit Deferred Compensation Plan for
                 Non-Interested Directors and Trustees.

           (g) Custody Agreement between Registrant and State Street Bank and Trust Company dated July 1, 1994.(1)

                 (1)   Amendment to Custody Agreement dated October 25, 1995.(1)

                 (2)   Data Access Services Addendum.(2)

                 (3)   Additional Fund Letter dated August 20, 1999.(6)

                 (4)   Amended Fee Schedule effective January 1, 2000.

           (h)   (1)   Transfer Agency Agreement between Registrant and INVESCO
                 Funds Group, Inc. dated February 28, 1997.(2)

                       (a)  Amendment dated October 29, 1998 to Transfer Agency
                        Agreement.(5)

                 (2) Administrative Services Agreement between Registrant and INVESCO Funds Group, Inc. dated February 28, 1997.(2)

                       (a) Amendment dated May 13, 1999 to Administrative Services Agreement.(5)

                       (b) Amendment dated August 16, 1999 to Administrative Services Agreement.

           (i)   (1)   Opinion and consent of counsel as to the legality of the
                 securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable.(2)

                 (2) Opinon and Consent of Counsel with respect to INVESCO Tax-Free Bond Fund as to the legality of the securities being registered dated August 13, 1999.(5)

           (j)   Consent of Independent Accountants.

           (k)   Not applicable.

           (l)   Not applicable.

           (m) (1) Amended Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated September 30, 1997 with respect to the Funds' Investor Class shares.(2)

                 (2) Form of Master Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated January __, 2000, with respect to the Funds' Class C shares.

           (n)   Not Applicable.

           (o)   (1)   Plan Pursuant to Rule 18f-3 under the Investment
                 Company Act of 1940 by the Company with respect to INVESCO High Yield Fund adopted by the board of directors on November 9, 1999.

                 (2) Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 by the Company with respect to INVESCO Select Income Fund adopted by the board of directors on November 9, 1999.

                 (3) Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 by the Company with respect to INVESCO Tax-Free Bond Fund adopted by the board of directors on November 9, 1999.

                 (4)   Plan Pursuant to Rule 18f-3 under the Investment
                 Company Act of 1940 by the Company with respect to INVESCO U.S. Government Securities Fund adopted by the board of directors on November 9, 1999.

(1) Previously filed with Post-Effective Amendment No. 36 to the Registration Statement on October 30, 1996, and incorporated by reference herein.

(2) Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on October 30, 1997, and incorporated by reference herein.

(3) Previously filed with Post-Effective Amendment No. 38 to the Registration Statement on October 28, 1998, and incorporated by reference herein.

(4) Previously filed with Post-Effective Amendment No. 39 to the Registration Statement on August 13, 1999, and incorporated by reference herein.

(5) Previously filed with Post-Effective Amendment No. 40 to the Registration Statement on August 30, 1999, and incorporated by reference herein.

(6) Previously filed with Post-Effective Amendment No. 41 to the Registration Statement on October 29, 1999, and incorporated by reference herein.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          INVESCO BOND FUNDS, INC. (THE "COMPANY")

No person is presently controlled by or under common control with the Company.

ITEM 25.  INDEMNIFICATION

Indemnification provisions for officers, directors and employees of the Company are set forth in Article Seventh of the Articles of Incorporation, and are hereby incorporated by reference. See Item 24 above. Under these Articles, directors and officers will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, directors and officers of the Company cannot be protected against liability to a Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


See "Fund Management" in the Funds' Prospectuses and "Management of the Funds" in the Statement of Additional Information for information regarding the business of the investment adviser, INVESCO.


Following are the names and principal occupations of each director and officer of the investment adviser, INVESCO. Certain of these persons hold positions with IDI, a subsidiary of INVESCO.

--------------------------------------------------------------------------------
                              POSITION WITH   PRINCIPAL OCCUPATION AND
NAME                          ADVISER         COMPANY AFFILIATION
--------------------------------------------------------------------------------
Mark H. Williamson            Chairman,       President & Chief Executive
                              Director and    Officer
                              Officer         INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Raymond R. Cunningham         Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
William J. Galvin, Jr.        Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Ronald L. Grooms              Officer &       Senior Vice President & Treasurer
                              Director        INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Richard W. Healey             Officer &       Senior Vice President
                              Director        INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
William R. Keithler           Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Charles P. Mayer              Officer &       Senior Vice President
                              Director        INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Timothy J. Miller             Officer &       Senior Vice President
                              Director        INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Donovan J. (Jerry) Paul       Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Glen A. Payne                 Officer         Senior Vice President, Secretary
                                              & General Counsel
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
John R. Schroer, II           Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Marie E. Aro                  Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Ingeborg S. Cosby             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Stacie Cowell                 Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------

Elroy E. Frye, Jr.            Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Linda J. Gieger               Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Mark D. Greenberg             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Brian B. Hayward              Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Richard R. Hinderlie          Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------

Stuart Holland                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237

--------------------------------------------------------------------------------
Thomas M. Hurley              Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Patricia F. Johnston          Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Campbell C. Judge             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------

Steve King                    Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Thomas A. Kolbe               Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Ronald C. Lively              Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237

--------------------------------------------------------------------------------
Peter M. Lovell               Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
James F. Lummanick            Officer         Vice President & Assistant
                                              General Counsel
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Thomas A. Mantone, Jr.        Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Trent E. May                  Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Corey M. McClintock           Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Douglas J. McEldowney         Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Frederick R. (Fritz) Meyer    Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Stephen A.  Moran             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Jeffrey G. Morris             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Laura M. Parsons              Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Jon B. Pauley                 Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Pamela J. Piro                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Anthony R. Rogers             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Gary L. Rulh                  Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
James B. Sandidge             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
John S. Segner                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Terri B. Smith                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Tane T. Tyler                 Officer         Vice President & Assistant
                                              General Counsel
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Thomas R. Wald                Officer         INVESCO Funds Group, Inc.
                                              Vice President
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Alan I. Watson                Officer         INVESCO Funds Group, Inc.
                                              Vice President
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Judy P. Wiese                 Officer         INVESCO Funds Group, Inc.
                                              Vice President
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Thomas H. Scanlan             Officer         INVESCO Funds Group, Inc.
                                              Regional Vice President
                                              12028 Edgepark Court
                                              Potomac, MD 20854
--------------------------------------------------------------------------------
Reagan A. Shopp               Officer         INVESCO Funds Group, Inc.
                                              Regional Vice President
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Michael D. Legoski            Officer         INVESCO Funds Group, Inc.
                                              Assistant Vice President
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------

William S. Mechling           Officer         INVESCO Funds Group, Inc.
                                              Assistant Vice President
                                              7800 East Union Avenue
                                              Denver, CO 80237

--------------------------------------------------------------------------------
Donald R. Paddack             Officer         INVESCO Funds Group, Inc.
                                              Assistant Vice President
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Kent T. Schmeckpeper          Officer         INVESCO Funds Group, Inc.
                                              Assistant Vice President
                                              Account Relationship Manager
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Jeraldine E. Kraus            Officer         INVESCO Funds Group, Inc.
                                              Assistant Secretary
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------

ITEM 27.  (a)   PRINCIPAL UNDERWRITERS

                INVESCO Bond Funds, Inc.
                INVESCO Combination Stock & Bond Funds, Inc.
                INVESCO International Funds, Inc.
                INVESCO Money Market Funds, Inc.
                INVESCO Sector Funds, Inc.
                INVESCO Stock Funds, Inc.
                INVESCO Treasurer's Series Funds, Inc.
                INVESCO Variable Investment Funds, Inc.

          (b)

POSITIONS AND                                           POSITIONS AND
NAME AND PRINCIPAL           OFFICES WITH               OFFICES WITH
BUSINESS ADDRESS             UNDERWRITER                THE COMPANY
------------------           ------------               -------------

William J. Galvin, Jr.       Senior Vice                Assistant Secretary
7800 E. Union Avenue         President &
Denver, CO  80237            Asst. Secretary

Ronald L. Grooms             Senior Vice                Treasurer,
7800 E. Union Avenue         President,                 Chief Fin'l
Denver, CO  80237            Treasurer, &               Officer, and
                             Director                   Chief Acctg. Off.

Richard W. Healey            Senior Vice
7800 E. Union Avenue         President  &
Denver, CO  80237            Director

Charles P. Mayer             Director
7800 E. Union Avenue
Denver, CO 80237

Timothy J. Miller            Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne                Senior Vice                Secretary
7800 E. Union Avenue         President,
Denver, CO 80237             Secretary &
                             General Counsel

Pamela J. Piro               Assistant Treasurer        Assistant Treasurer
7800 E. Union Avenue
Denver, CO 80237

Judy P. Wiese                Assistant                  Assistant Secretary
7800 E. Union Avenue         Secretary
Denver, CO  80237

Mark H. Williamson           Chairman of the Board,     President,
7800 E. Union Avenue         President, & Chief         CEO & Director
Denver, CO 80237             Executive Officer


          (c)   Not applicable.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          Mark H. Williamson
          7800 E. Union Avenue
          Denver, CO  80237


ITEM 29.  MANAGEMENT SERVICES

          Not applicable.


ITEM 30.  UNDERTAKINGS

          Not applicable.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Company certifies that it meets all the requirements for effectieness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the 27th day of January, 2000.

Attest:                                   INVESCO Bond Funds, Inc.

 /s/ Glen A. Payne                        /s/ Mark H. Williamson
-------------------------------           ----------------------------------
Glen A. Payne, Secretary                  Mark H. Williamson, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Mark H. Williamson                    /s/ Lawrence H. Budner*
-------------------------------           -----------------------------
Mark H. Williamson, President &           Lawrence H. Budner, Director
Director (Chief Executive Officer)

/s/ Ronald L. Grooms                      /s/ John W. McIntyre*
-------------------------------           -----------------------------
Ronald L. Grooms, Treasurer               John W. McIntyre, Director
(Chief Financial and Accounting
Officer)

/s/ Victor L. Andrews*                    /s/ Fred A. Deering*
-------------------------------           -----------------------------
Victor L. Andrews, Director               Fred A. Deering, Director

/s/ Bob R. Baker*                         /s/ Larry Soll*
-------------------------------           -----------------------------
Bob R. Baker, Director                    Larry Soll, Director


/s/ Charles W. Brady*
-------------------------------
Charles W. Brady, Director

/s/ Wendy L. Gramm*
-------------------------------
Wendy L. Gramm, Director


By_____________________________           By /s/ Glen A. Payne
Edward F. O'Keefe                            --------------------------
Attorney in Fact                             Glen A. Payne
                                             Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on January 9, 1990, January 16, 1990, May 22, 1992, March 31, 1994, October 23, 1995, October 30, 1996 and October 30, 1997, respectively.

                                  Exhibit Index

                                          PAGE IN
EXHIBIT NUMBER                            REGISTRATION STATEMENT
--------------                            ----------------------

   a(6)                                      102
   f(1)                                      110
   g(4)                                      117
   h(2)(b)                                   123
   j                                         124
   m(2)                                      125
   o(1)                                      137
   o(2)                                      141
   o(3)                                      145
   o(4)                                      149